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Agreement shall be brought only in the Supreme Court of the State of New York, New York County.

          16.        INCONSISTENCY In the event of any inconsistency between the terms of this Agreement and any other document executed in connection herewith, the terms of this agreement shall control to the extent necessary to resolve such inconsistency.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first indicated above.

PETITIONERS		RESPONDENT

BLUE WATER PARTNERS, S.A.		CLEARVIEW ACQUISITIONS, INC.

By:	/s/ Myron Guslak	By:	/s/ Tatiana Mikitchuk

Name: Myron Guslak		Name: Tatiana Mikitchuk
Title: Managing Partner		Title: President and CEO

IAB VENTURES, S.A.

By:	/s/ Margot Hutchinson

Name: Margot Hutchinson
Title: Managing Partner

CAT BROKERAGE, A.G.

By:	/s/ Marcel Berchtold

Name: Marcel Berchtold
Title: Authorized Person

By:	/s/ David Lillico

Name: David Lillico

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SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release (the "Agreement") is dated as of December , 2008 and is made by and among Bluewater Partners, S.A. ("Petitioner Bluewater"), IAB Island Ventures, S.A. ("Petitioner IAB"), CAT Brokerage AG ("Petitioner CAT") and David Lillico ("Petitioner Lillico"), Petitioner Bluewater, Petitioner IAB, Petitioner CAT and Petitioner Lillico may from time to time hereinafter be referred to as the "Petitioners" and Clearview Acquisitions, Inc. ("Clearview" or "Respondent Clearview"), also formerly known as Black Sea Oil, Inc.

BACKGROUND

WHEREAS, contemporaneously herewith Petitioners have commenced a proceeding entitled Bluewater Partners, S.A., IAB Island Ventures, S.A., CAT Brokerage AG, and David Lillico, Petitioners v. Respondent Clearview Acquisitions Inc., Case No. (the "Action"), in the Supreme Court of New York State, County of New York (the "Court"), wherein Petitioners allege that Respondent Clearview breached, by failure to pay, six promissory notes, summarized as follows:

1. The six promissory notes were issued to Petitioner Bluewater by Respondent Clearview during the period of time from March 29, 2007 through January 9, 2008;
2. The promissory notes issued by Clearview to Petitioner were issued on the dates, in the principal amounts and contain the terms and conditions as identified below in order of the date of their issuance:

Date of Issuance	Principal Amount	Terms and Conditions
a. March 29, 2007	$ 5,000.00	Eight (8%) percent interest
b. April 15, 2007	$11,783.00	Prime plus one (1%) percent interest from April 30, 2008
c. July 11, 2007	$ 7,475.00	Eight (8%) percent interest
d. October 29, 2007	$19,975.00	Prime plus one (1%) percent interest from January 1, 2008
e. January 9, 2008	$13,000.00	Prime plus one (1%) percent interest from February 1, 2008
f. September 30, 2008	$42,663.00	Prime plus one (1%) percent Interest from August 13, 2008

The aggregate principal amount of the foregoing notes was $99,876.00 that has been reduced by a $4,000.00 payment from Clearview to Petitioner Bluewater.

The foregoing notes are attached hereto as Exhibit A and are hereinafter referred to as the "Bluewater Notes".

3. On November 30, 2008, Petitioner Bluewater assigned to the other Petitioners those portions of the Bluewater Notes identified below for the principal amount stated opposite the Petitioners' names:

Assignee	Principal Amount
Petitioner IAB	$21,787.73
Petitioner CAT	$21,787.73
Petitioner Lillico	$26,147.27

The foregoing assignments are attached hereto as Exhibit B.

WHEREAS, Clearview has admitted that the Bluewater Notes are due and payable with interest thereon as stated in the respective notes and except for the $4,000.00 repayment, have

not been repaid with Clearview executing a Confession of Judgment in favor of Petitioners for the balance of the principal and interest due pursuant to the Bluewater Notes and Clearview acknowledges that it does not have sufficient cash to satisfy any judgment that may be entered in such action and seeks to reach a resolution with Petitioners concerning all debts and claims;

WHEREAS, currently the only means for Clearview to satisfy the Bluewater Notes is through the issuance of authorized but unregistered shares of Clearview common stock to Petitioners, pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended to date (hereinafter the "Act"), as being securities exempt from registration under the Act;

WHEREAS, Petitioners agree that the damages that arise out of or relate to the Bluewater Notes, are $95,876.00 together with any interest thereon and reasonable attorneys' fees that are due and owing to Petitioners (hereinafter the "Claims").

The parties hereby agree to the following settlement:

TERMS OF SETTLEMENT

1. RECITALS: COMPROMISED AMOUNTS: The above recitals set forth above are hereby incorporated by references as more fully stated herein. Petitioners agree to resolve their Claims against Clearview, for the agreed upon aggregate sum of $95,876.00 (the "Compromised Amount").

2. SETTLEMENT SHARES. Within ten days following entry of an order by the Court in accordance with Paragraph 3 herein, Clearview shall issue and deliver the shares of Clearview's common stock, par value $.0001 per share, ("Common Stock") sufficient to satisfy the Compromised Amount, through the issuance of securities issued pursuant to Section 3(a)(10) of the Act. The parties have agreed upon the value of the Common Stock utilized to satisfy the Compromised Amounts. Clearview recently sold restricted shares of its Common Stock at

$0.001 per share. Thus, the value of the Common Stock to be utilized to satisfy the Compromised Amount is $0.008 per share, having a greater value as they will not be restricted. The total amount of Common Stock to be delivered to the Petitioners to satisfy the Compromised Amount shall be an aggregate of Eleven Million (11,000,000) shares of Common Stock (the "Settlement Shares") that are to be divided among the Petitioners as follows:

Petitioners	Number of Settlement Shares
Petitioner Bluewater	3,000,000
Petitioner Lillico	3,000,000
Petitioner IAB	2,500,000
Petitioner CAT	2,500,000

4. FAIRNESS HEARING. Upon execution hereof, each Petitioner, severally and not jointly, agree, pursuant to 15 U.S.C. §77(a)(10), to immediately submit the terms and conditions of this Agreement to the Court for a determination hearing on the fairness of such terms and conditions, to qualify as exempt from registration, of the Settlement Shares and an Order approving the Agreement. Clearview represents and warrants to each of the Petitioners: (a) it is a "reporting issuer" that files reports with the SEC under Sections 12 and 13 of the Securities and Exchange Act of 1934 (the "Exchange Act"); (b) it is current in its filing required under the Exchange Act through the date hereof; and each Petitioner, severally and not jointly, represents and warrants to Clearview that it has access to, and has accessed all such filings and obtained any additional information from Clearview that it has requested in connection with its finances through the date hereof. In connection with such a fairness hearing, Clearview, the issuer of the securities, and the respective Petitioners, agree that the value of the Settlement Shares utilized to satisfy Petitioners' respective claims as set forth herein is fair and reasonable. This Agreement shall become binding upon the parties only upon entry of an order by the Court substantially in

the form annexed hereto as Exhibit C (the "Order").

4. RETURN OF THE NOTES. Upon delivery of all of the Settlement Shares, Petitioners shall deliver all originals, as well as copies, of the Bluewater Notes to Clearview.

5. RELEASES. Upon consideration of the terms and conditions of this Agreement, and except for the obligations and representations arising or made hereunder or a breach hereof, each of the Petitioners, on the one hand, and Clearview, on the other hand, hereby release, acquit and forever discharge each other and each, every, and, all of their current and past officers, directors, shareholders, affiliated corporations, subsidiaries, agents, employees, representatives, attorneys, predecessors, successors and assigns (the "Released Parties"), of and from any and all claims, damages, causes of action, suits and costs, of whatever nature, character or description, whether known or unknown, anticipated or unanticipated (the "Claims"), which the parties may now have or may hereafter have or claim to have against each other with respect to such Claims, and the Bluewater Notes. Nothing herein shall be deemed to negate or affect each Petitioner's right and title to any securities heretofore issued to it by Clearview.

6. CONTINUING JURISDICTION. Simultaneously with the execution of this Agreement, the attorneys representing the parties hereto will execute a Stipulation of Discontinuance and Satisfaction of Judgment in the Action substantially in the form annexed hereto as Exhibits D-1 and D-2, respectively, (the "Stipulation of Dismissal" and the "Satisfaction of Judgment"), to be filed with the Court after Clearview's delivery of the Settlement Shares. In order to enable the Court to grant specific enforcement and other equitable relief in connection with this Agreement, the parties hereto consent to the jurisdiction of the Court for purposes of enforcing this Agreement and each party to this Agreement expressly waives any contention that there is an adequate remedy at law or any like doctrine that might

otherwise preclude injunctive relief to enforce this Agreement.

7. SETTLEMENT SHARE VALUE. Given the current as well as historical trading volume for Clearview's Common Stock, the parties hereto have made a good faith determination that the amount of Settlement Shares issues shall be sufficient to satisfy the Compromised Amount. In the event, however, that after the eventual sale of the Settlement Shares and payment of broker fees, the dollar value of net proceeds ("Net Value") of the sale of the Settlement Shares is below the Compromised Amount, Clearview shall issue new promissory notes for the difference in dollar value between the Net Value and the Compromised Amount that shall be due three years from the date of issuance and bear interest at the prime rate published on the date of issuance by the Wall Street Journal.

8. CONTINUING OBLIGATION. All parties agree to use their best efforts to cooperate with the Court to cause the Order to be timely entered and agree that delays caused due to the Court's calendar shall not constitute a valid reason to void this Agreement.

9. NECESSARY ACTION. At all times after the execution of this Agreement and entry of the Order by the Court, each party hereto agrees to take or cause to be taken all such necessary action including, without limitation, the execution and delivery of such further instruments and documents, as may be reasonably requested by any party for such purposes or otherwise necessary to complete or perfect the transaction contemplated hereby.

10. INFORMATION. Each party represents to the other parties that prior to the execution of this Agreement that: i) they have had the advice of counsel; ii) they have fully informed themselves of its terms, contents, conditions and effects; and iii) no promise or representation of any kind has been made to them except as expressly stated in this Agreement.

11. OWNERSHIP AND AUTHORITY. Each Petitioner, singly and not jointly, represents and warrants that he has not sold, assigned, transferred, conveyed or otherwise disposed of any or all of any claim, demand, right or cause of action, relating to any matter which is covered by this Agreement, that each is the sole owner of their respective claim, demand, right or cause of action, and each has the power and authority and has been duly authorized to enter into and perform this Agreement and that this Agreement is a binding obligation of each, enforceable in accordance with its terms.

12. BINDING NATURE. This Agreement shall be binding on all parties executing this Agreement and their respective successors, assigns and heirs.

13. AUTHORITY TO BIND. Each party to this Agreement represents and warrants that the execution, delivery and performance of this Agreement, and the consummation of the transaction provided in this Agreement have been duly authorized by all necessary action of the respective entity and that the person executing this Agreement on its behalf has the full capacity to bind that entity. Each party further represents and warrants that it has been represented by independent counsel of its choice with the negotiation and execution of this Agreement and that counsel has reviewed this Agreement.

14. SIGNATURES. This Agreement may be signed in counterparts, and together with its counterpart signature pages, shall be deemed valid and binding on each party when duly executed by all parties. Facsimile signatures shall be deemed valid and binding for all purposes.

15. CHOICE OF LAW, ETC. Notwithstanding the place where this Agreement may be executed by either of the parties, or any other factor, all terms and provisions hereof shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be fully performed in that State and without regard to principles of conflicts of law thereof. Any action brought to enforce, or otherwise arising out of this

Promissory Note

3-29-2007

FOR VALUE RECEIVED, BlackSea Oil Inc., a Nevada Corporation ("Payor"), promises to repay to BlueWater Partners Ltd. ("Payee") the principal sum of $4,980 dollars.

Upon full payment in full of the $4,980, (A) this Promissory note shall be surrendered by the Lender to the Company for cancellation.

If action is instituted by the Lender to collect this Promissory Note, the Company shall pay all costs and expenses of collection, including reasonable attorney's fees. The Company and all endorsers, guarantors and assignors, if any of this Promissory Note severally waive notice of default, presentation or demand for payment and protest and notice of nonpayment or dishonor. The validity, meaning and effect of this Promissory Note shall be determined in accordance with the laws of the State of New York, without regarding to conflicts of law principals.

IN WITNESS WHEREOF, the Company has caused this Promissory Note to be executed as of the date first hereinabove set forth.

BlackSea Oil Inc.,

By: ______________

Marcus Segal

CEO

8%

(A) 4980

WIRE CHARGE 20

5000

EXHIBIT A

BLACK SEA OIL INC.
415 Madison Avenue
15th Floor
New York, NY 10017
Tel. 646-673-8427
Fax 646-673-8401

April 15, 2007

Promissory Note

FOR VALUE RECEIVED, Black Sea Oil, a Nevada Corporation (the "Company") hereby promises to repay to the order of Bluewater Partners (the "Lender") the sum of $11,783 USD plus interest. Interest will be calculated at a rate of Prime plus 1% beginning April 31st, 2007.

Upon payment in full of the $11,783 USD plus applicable interest, this Promissory note shall be surrendered by the Lender to the Company for cancellation.

If action is instituted by the Lender to collect this Promissory Note, the Company shall pay all costs and expenses of collection, including reasonable attorney's fees. The Company and all endorsers, guarantors and assignors, if any of this Promissory note severally waive notice of default, presentation or demand for payment and protest and notice of nonpayment or dishonor. The validity, meaning and effect of this Promissory note shall be determined in accordance with the laws of the State of New York, without regarding to conflicts of law principals.

IN WITNESS SHEREOF, the Company has caused this Promissory Note to be executed as of the date first hereinabove set forth.

Black Sea Oil, Inc.

Promissory Note

7-11-2007

FOR VALUE RECEIVED, BlackSea Oil Inc., a Nevada Corporation ("Payor"), promises to repay to BlueWater Partners Ltd. ("Payee") the principal sum of $7,475 dollars.

Upon full payment in full of the $7,475, this Promissory note shall be surrendered by the Lender to the Company for cancellation.

If action is instituted by the Lender to collect this Promissory Note, the Company shall pay all costs and expenses of collection, including reasonable attorney's fees. The Company and all endorsers, guarantors and assignors, if any of this Promissory Note severally waive notice of default, presentation or demand for payment and protest and notice of nonpayment or dishonor. The validity, meaning and effect of this Promissory Note shall be determined in accordance with the laws of the State of New York, without regarding to conflicts of law principals.

IN WITNESS WHEREOF, the Company has caused this Promissory Note to be executed as of the date first hereinabove set forth.

BlackSea Oil Inc.

By: ____________

Marcus Segal

89.

Promissory Note

10-29-2007

FOR VALUE RECEIVED, BlackSea Oil Inc., a Nevada Corporation ("Payor"), promises to repay to BlueWater Partners Ltd. ("Payee") the principal sum of $19,975 dollars plus interest at a rate of Prime plus 1% beginning 1-1-2008.

Upon full payment in full of the $19,975 plus applicable interest, this Promissory note shall be surrendered by the Lender to the Company for cancellation.

If action is instituted by the Lender to collect this Promissory Note, the Company shall pay all dosts and expenses of collection, including reasonable attorney's fees. The Company and all endorsers, guarantors and assignors, if any of this Promissory Note severally waive notice of default, presentation or demand for payment and protest and notice of nonpayment or dishonor. The validity, meaning and effect of this Promissory Note shall be determined in accordance with the laws of the State of New York, without regarding to conflicts of law principals.

IN WITNESS WHEREOF, the Company has caused this Promissory Note to be executed as of the date first hereinabove set forth.

BlackSea Oil Inc.

By:______________

Marcus Segal

CEO

Promissory Note

1-9-2008

FOR VALUE RECEIVED, BlackSea Oil Inc., a Nevada Corporation ("Payor"), promises to repay to BlueWater Partners Ltd. ("Payee") the principal sum of $13,000 dollars plus interest at a rate of Prime plus 1% beginning 2-1-2008.

Upon full payment in full of the $13,000 plus applicable interest, this Promissory note shall be surrendered by the Lender to the Company for cancellation.

If action is instituted by the Lender to collect this Promissory Note, the Company shall pay all costs and expenses of collection, including reasonable attorney's fees. The Company and all endorsers, guarantors and assignors, if any of this Promissory Note severally waive notice of default, presentation or demand for payment and protest and notice of nonpayment or dishonor. The validity, meaning and effect of this Promissory Note shall be determined in accordance with the laws of the State of New York, without regarding to conflicts of law principals.

IN WITNESS WHEREOF, the Company has caused this Promissory Note to be executed as of the date first hereinabove set forth.

BlackSea Oil Inc.

By: ____________________

Marcus Segal

CEO

BLACK SEA OIL INC.
415 Madison Avenue
15th Floor
New York, NY 10017
Tel. 646-673-8427
Fax 646-673-8401

Promissory Note

September 30, 2008

FOR VALUE RECEIVED, Black Sea Oil, a Nevada Corporation (the "Company") hereby promises to repay to the order of BlueWater Partners S.A. (the "Lender") the sum of $42,663 USD plus interest. Interest will be calculated at a rate of Prime Plus 11% beginning August 13, 2008.

The Promissory Note shall be paid prior to any other loans, fees and invoices outstanding for the Company. Upon payment in full of the $42,663 USD plus applicable interest, this Promissory Note shall be surrendered by the Lender to the Company for cancellation.

If action is instituted by the Lender to collect this Promissory Note, the Company shall pay all costs and expenses of collection, including reasonable attorney's fees. The Company and all endorsers, guarantors and assignors, if any, of this Promissory Note severally waive notice of default, presentation or demand for payment and protest and notice of nonpayment or dishonor. The validity, meaning and effect of his Promissory Note shall be determined in accordance with the laws of the State of New York without regarding to conflicts of law principals.

IN WITNESS HEREOF, the Company has caused this Promissory Note to be executed as of the date first hereinabove set forth.

Tatiana Mikitchuk
CEO and Director

Myron Gushlak
Managing Director
BlueWater Partners

BLUEWATER
P A R T N E R S

PO Box 31485 SMB
Grand Cayman, Cayman Islands
KY1-1206
Tel. 345-947-4016
Fax 345-947-5054

ASSIGNMENT OF PROMISSORY NOTE

For the payment of $26,145.27, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BlueWater Partners S.A. ("Assignor"), hereby irrevocably and unconditionally sells, transfers, assigns, conveys, grants, delivers, vests and confirms unto Mr. David Lillico, an individual residing in and a resident of the Cayman Islands ("Assignee"), all the right, title and interest of Assignor in and to the Promissory Note dated ________________ by Black Sea Oil n/k/a Clearview Acquisitions, Inc., a Nevada corporation ("Payee"), to Assignor in the original principal amount of $26,145.27 (the "Note").

Assignor hereby covenants and agrees that, at any time and from time to time hereafter upon the request of the Assignee, the Assignor will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, instruments, transfers and assurances as may be reasonably requested by Assignee in order to effectuate this Assignment.

This Assignment shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

This Assignment shall be governed by the laws of the State of New York.

IN WITNESS WHEREOF, the Assignor has caused this Assignment to be executed as of this 30th day of November, 2008.

BLUEWATER PARTNERS S.A.

By: ________________________
Name: Myron Gushlak
Title: Managing Director

Black Sea Oil, n/k/a Clearview Acquisitions, Inc. hereby acknowledges that upon execution of this Assignment by BlueWater Partners S.A., it shall recognize David Lillico as the holder of the Note.

Clearview Acquisitions, Inc.

By: ________________________
Name: [illegible]

EXHIBIT B

BLUEWATER
P A R T N E R S

PO Box 31485 SMB
Grand Cayman, Cayman Islands
KY1-1206
Tel. 345-947-4016
Fax 345-947-5054

ASSIGNMENT OF PROMISSORY NOTE

For the payment of $21,787.73, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BlueWater Partners S.A. ("Assignor"), hereby irrevocably and unconditionally sells, transfers, assigns, conveys, grants, delivers, vests and confirms unto CAT Brokerage AG, a corporation established under the laws of Switzerland ("Assignee"), all the right, title and interest of Assignor in and to the Promissory Note dated ________________ by Black Sea Oil n/k/a Clearview Acquisitions, Inc., a Nevada corporation ("Payee"), to Assignor in the original principal amount of $21,787.73(the "Note").

Assignor hereby covenants and agrees that, at any time and from time to time hereafter upon the request of the Assignee, the Assignor will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, instruments, transfers and assurances as may be reasonably requested by Assignee in order to effectuate this Assignment.

This Assignment shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

This Assignment shall be governed by the laws of the State of New York.

IN WITNESS WHEREOF, the Assignor has caused this Assignment to be executed as of this 30th day of November, 2008.

BLUEWATER PARTNERS S.A.

By: ____________________
Name: Myron Gushlak
Title: Managing Director.

Black Sea Oil, n/k/a Clearview Acquisitions, Inc. hereby acknowledges that upon execution of this Assignment by BlueWater Partners S.A., it shall recognize CAT Brokerage AG as the holder of the Note.

Clearview Acquisitions, Inc.

By: ____________________
Name: Tatiana Myrhchuk

BLUEWATER
P A R T N E R S

PO Box 31485 SMB
Grand Cayman, Cayman Islands
KY1-1206
Tel. 345-947-4016
Fax 345-947-5054

ASSIGNMENT OF PROMISSORY NOTE

For the payment of $21,787.73, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BlueWater Partners S.A. ("Assignor"), hereby irrevocably and unconditionally sells, transfers, assigns, conveys, grants, delivers, vests and confirms unto IAB Island Ventures SA, a corporation established under the laws of Panama ("Assignee"), all the right, title and interest of Assignor in and to the Promissory Note dated _____ __________ by Black Sea Oil n/k/a Clearview Acquisitions, Inc., a Nevada corporation ("Payee"), to Assignor in the original principal amount of $21,787.73(the "Note").

Assignor hereby covenants and agrees that, at any time and from time to time hereafter upon the request of the Assignee, the Assignor will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, instruments, transfers and assurances as may be reasonably requested by Assignee in order to effectuate this Assignment.

This Assignment shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

This Assignment shall be governed by the laws of the State of New York.

IN WITNESS WHEREOF, the Assignor has caused this Assignment to be executed as of this 30th day of November, 2008.

BLUEWATER PARTNERS S.A.

By: ____________________

Name: MYRON BUSHLAK
Title: MANAGING DIRECTOR.

Black Sea Oil, n/k/a Clearview Acquisitions, Inc. hereby acknowledges that upon execution of this Assignment by BlueWater Partners S.A., it shall recognize IAB Island Ventures SA as the holder of the Note.

Clearview Acquisitions, Inc.

By: ____________________

Name: Tatiana Pavlichuk

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

BLUEWATER PARTNERS, S.A.,
IAB ISLAND VENTURES, S.A.,
CAT BROKERAGE AG, and
DAVID LILLICO

Index No. /2008

Petitioners,

-against-

CLEARVIEW ACQUISITIONS, INC.,

Respondent.

ORDER GRANTING APPROVAL OF SETTLEMENT AGREEMENT

This matter having come before me for a determination on the day of December, 2008, to approve the Settlement Agreement and Release entered into as of December , 2008 (the "Settlement Agreement") among Petitioners Bluewater Partners, S.A., IAB Ventures, S.A., CAT Brokerage AG, and David Lillico ("Petitioners"), and Respondent Clearview Acquisitions, Inc. ("Respondent"), (Petitioners and Respondent are hereinafter collectively the "Parties"), and the Court having made a determination or held a hearing as to the fairness of the terms and conditions of the Settlement Agreement and being otherwise fully advised in the premises, the Court hereby finds as follows:

1. The Court has been advised that the Parties intended that the sale of the Settlement Shares (as defined by the Settlement Agreement, and hereinafter, the "Settlement Shares") to, and the resale of the Settlement Shares by, Petitioners, are not registered under the Securities Act of 1933, as amended, (the "Securities Act") within the United States of America, but assuming satisfaction of all other applicable securities laws

EXHIBIT C

and regulations, are believed to be exempt from registration under the Securities Act, in reliance upon Section 3(a)(10) of the Securities Act based upon this Court's finding herein that the terms and conditions of the issuance of the Settlement Shares by Respondent to Petitioners is fair to Petitioners;

2. The hearing having been scheduled upon the consent of Petitioners and Respondent. Petitioners have had adequate notice of the hearing and Petitioners are the only parties to whom Settlement Shares will be issued pursuant to the Settlement Agreement;

3. The terms and conditions of the issuance of the Settlement Shares in exchange for the release of certain claims as set forth in the Settlement Agreement are fair to Petitioners, the only parties to whom the Settlement Shares will be issued;

4. The fairness hearing was open to Petitioners. Petitioners were represented by counsel at the hearing who acknowledged that adequate notice of the hearing was given and consented to the entry of this order.

It is therefore ORDERED AND ADJUDGED that the Settlement Agreement is hereby approved as fair to the parties to whom the Settlement Shares will be issued, within the meaning of Section 3(a)(10) of the Securities Act.

SO ORDERED, this day of December, 2008.

The Honorable

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK
---x

Index No. /2008

BLUEWATER PARTNERS, S.A.,
IAB ISLAND VENTURES, S.A.,
CAT BROKERAGE AG, and
DAVID LILLICO

Petitioners,

STIPULATION OF
DISCONTINUANCE

-against-

CLEARVIEW ACQUISITIONS, INC.,

Respondent.

---x

IT IS HEREBY STIPULATED AND AGREED, by and between the undersigned, the attorneys of record for all the parties to the above entitled action, that whereas no party hereto is an infant or incompetent person for whom a committee has been appointed and no person not a party has an interest in the subject matter of the action, the above entitled action be, and the same hereby is discontinued, with prejudice, and without costs to either party as against the other. This Stipulation may be filed without further notice with the Clerk of the Court.

This Stipulation may be executed in counterparts and facsimile signatures shall be deemed originals for the purposes of this Stipulation.

EXHIBIT D-1

Dated: New York, New York
December , 2008

GUSRAE, KAPLAN, BRUNO,
& NUSBAUM PLLC

By:______________________________
Martin H. Kaplan

120 Wall Street
New York, New York 10005
(212) 269-1400

Attorneys for Petitioners
Bluewater Partners, S.A.,
IAB Island Ventures, S.A.,
Cat Brokerage AG, and
Divid Lillico

DAVID LUBIN & ASSOCIATES

By: ______________________________
David Lubin

26 East Hawthorne Avenue
Valley Stream, New York 11580
(516) 887-8200

Attorneys for Respondent
Clearview Acquisitons, Inc.

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK
--x

BLUEWATER PARTNERS, S.A.,
IAB ISLAND VENTURES, S.A.,
CAT BROKERAGE AG, and
DAVID LILLICO

Index No. /2008

SATISFACTION OF JUDGMENT

Petitioners,

-against-

CLEARVIEW ACQUISITIONS, INC.,

Respondent.

--x

WHEREAS, judgments were on the day of December, 2008, recovered by the Petitioners Bluewater Partners, S.A., IAB Island Ventures, S.A., CAT Brokerage AG and David Lillico, against the Respondent Clearview Acquisitions, Inc., in the above entitled action for the sums of $26,145.27, $21,787.73, $21,787.73 and $26,145.27, respectively, which judgments were, on the day of December, 2008, duly docketed and entered in the judgment book in the office of the Clerk of the County of New York, and whereas said judgments have been wholly paid.

THEREFORE, satisfaction of said judgments are hereby acknowledged, and the Clerk of the County of New York is hereby authorized and directed to make an entry of full satisfaction on the docket of said judgments.

December , 2008

BLUEWATER PARTNERS, S.A.

By: ______________________________
Myron Gushlak, Managing Director

EXHIBIT D-2

WITNESSES FOR BLUEWATER PARTNERS, S.A.

The above named, in our presence, Myron Gushlak, declared himself to be the Managing Director of Bluewater Partners, S.A. and the person who executed the attached instrument, and we, at his/her request and in his/her presence, and in the presence of each other, have hereunto subscribed our names as witnesses this   day of December 2008.

____

Residing at____________________________________

____

Residing at____________________________________

[END OF PAGE]

WITNESSES FOR IAB ISLAND VENTURES, S.A.

The above named, in our presence, , declared himself to be the Managing Director of IAB Island Ventures, S.A. and the person who executed the attached instrument, and we, at his/her request and in his/her presence, and in the presence of each other, have hereunto subscribed our names as witnesses this day of December 2008.

____

Residing at______________________________

____

Residing at______________________________

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WITNESSES FOR CAT BROKERAGE AG

The above named, in our presence, , declared himself to be the of CAT Brokerage AG and the person who executed the attached instrument, and we, at his/her request and in his/her presence, and in the presence of each other, have hereunto subscribed our names as witnesses this day of December 2008.

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Residing at______________________________

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Residing at______________________________

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WITNESSES FOR DAVID LILLICO

In our presence, David Lillico, declared himself to be the person who executed the attached instrument, and we, at his/her request and in his/her presence, and in the presence of each other, have hereunto subscribed our names as witnesses this   day of December 2008.

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Residing at____________________________________

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Residing at____________________________________

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